                      NEW ENGLAND LIFE INSURANCE COMPANY
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                        ENTERPRISE EXECUTIVE ADVANTAGE
         FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICIES

                      SUPPLEMENT DATED SEPTEMBER 8, 2006
                                      TO
                         PROSPECTUS DATED MAY 1, 2006

This supplement updates certain information in the prospectus for your Enterprise Executive Advantage Flexible Premium Adjustable Variable Life Insurance Policy dated May 1, 2006. You should read and retain this supplement.

The following is added under TAX TREATMENT OF POLICY BENEFITS in the TAX CONSIDERATIONS section of the prospectus:

    EMPLOYER-OWNED LIFE INSURANCE. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued on August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.